UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009-June 30, 2009

Kavilco Incorporated

Semi-Annual Report

June 30, 2009 (unaudited)

ITEM 1.	HIGHLIGHTS FROM AUGUST 2009 NEWSLETTER TO SHAREHOLDERS REGARDING FINANCIAL STATEMENTS.

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only shareholder meetings announcements, portfolio, and financial issues from Kavilco's newsletter are attached to the N-CSRS. Articles not included in our filing are Direct Deposit, In Memoriam and In Kasaan.

36th Annual Meeting of Shareholders
The 36th Annual Shareholders Meeting is scheduled for Saturday, November 7, 2009 at Cape Fox Lodge in Ketchikan, Alaska.

Registration will be from 11:00 a.m. to noon in the Shaa Hit Room. The meeting will begin at 1:00 p.m. and end at 3:00 p.m. The primary items of business are the approval of the Corporation's independent public accountants and the election of Directors. The Directors whose terms expire this year are John Campbell, Kenneth Gordon and Louis Jones, Sr. Your 2008 Annual Report and Proxy Statement will be mailed in October. We urge you to attend the Annual Meeting if possible. Attendance at our shareholder meetings helps maintain good communications and understanding. Your vote is important! Even if you are unable to attend the Annual Meeting we hope you will vote your proxy as soon as possible.

The Annual Dinner and Auction will be also be held in the Shaa Hit Room at Cape Fox Lodge. Doors will open at 5:30 p.m.

Portfolio
Following is an overview of the economic issues we discussed at the last Board Meeting in July. The Beige Book summary of economic conditions in the 12 Federal Reserve districts begins: "Economic conditions remained weak or deteriorated further during the period from mid-April through May." Loan demand is weak and credit is tightening in all districts. Residential construction has stabilized at very low levels. Commercial real estate weakened in all districts with prices falling everywhere. The unemployment claims have been above 600,00 for an unprecedented 22 weeks. Given the foregoing, we can safely say there is no indication of an economic recovery.

On the housing front, the Mortgage Bankers Association noted that a record 12%, or one in eight homeowners are now behind on their payments or in foreclosure. The foreclosure rate on prime fixed-rate loans has doubled in the last year, and for the first time since the rapid growth of subprime lending, prime fixed-rate loans now represent the largest share of new foreclosures. For those who think the end of the recession will be like past recessions, the problems in the housing market should make for serious concern.

The debt and the amounts of money spent after 1971, the last time we had double-digit inflation and prime interest rate peaked at 21.5%, were almost miniscule compared to the amounts being spent today. The monetary response by the Fed and current administration to the recession has been three times more (adjusted to today's dollars) than the U.S. spent to fight World War II. It is 12 times more (relative to the GDP) than the total committed to fight the Great Depression.

Milton Friedman is considered one of the most highly influential economist political commentators and essayists of the century. In his prophetic book Money Mischief: Episodes in Monetary History, written two decades ago, Mr. Friedman showed how, facing massive deficits, the U.S. government would dramatically increase the money supply; why foreign countries would stop buying our debt; how the Fed would start buying our Treasury bills; and why this would cause massive inflation. This is basically what is taking place now.

The bond vigilantes, who demanded higher Treasury bond yields from the late 1970s to the early 1980s because of inflation, vanished earlier in the decade amid the credit mania. But they appear to be returning with a vengeance now that the Congress and the Fed have flooded the world with dollars to beat the recession. The Obama administration's epic spending spree means the Treasury will have to float trillions of dollars in new debt in the next two to three years alone.

With the government's borrowing needs soaring, there have been some concerns that foreign interest in holding U.S. debt might falter causing interest rates to rise. So, the bond vigilantes' concern that the only way to pay off this debt is to inflate away its value coupled with a major increase in Treasury bond supply, will ultimately put upward pressure on interest rates on the long end of the yield curve.

In response to the threat of higher interest rates what capital we have will be used to purchase short-term corporate bonds. To offset our money market interest rate of 0.34%, we have been purchasing dividend yielding stocks. The average yield for our stocks and bonds is 7.03% and 5.64%, respectively.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
For six months ended June 30, 2009 (unaudited)

ASSETS
Investments in securities, at market value (identified cost $32,692,381)	$33,486,834
Real estate at fair value (identified cost $1,054,089)	3,588,815
Cash and cash equivalents	978,253
Interest receivable	564,462
Premises and equipment, net	5,785
Prepaid expenses and other assets	25,902

Total assets	38,650,051

LIABILITIES
Accounts payable and accrued expenses	21,671
Dividends payable	97,446

Total liabilities	119,117

NET ASSETS	$38,530,934

Net assets consist of:
Unrealized appreciation on
Investments	$2,551,008
Real estate	2,534,726
Contributed capital	33,445,200

Net assets	$38,530,934

Net asset value per share of Class A and Class B common stock ($38,530,934 divided by 12,000 shares outstanding)	$3,211

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

For six months ended June 30, 2009 (unaudited)

	Principal amount/shares	Fair Value
INVESTMENTS IN SECURITIES - 86.9%
U.S. Corporate Obligations - 85.5%
Chemical Industry - 4.1%
E.I. Du Pont de Nemour, 5.250%, due December 15, 2016	1,519,000	$1,581,208

Communications - 15.3%
Deutsche Telecom Int. Fin., 8.500%, due June 15, 2010	450,000	473,249
Verizon NE Inc., 6.500%, due September 15, 2011	1,000,000	1,064,419
Comcast Corp., 10.625%, due July 15, 2012	1,338,000	1,565,460
AT&T, 5.100%, due September 15, 2014	1,250,000	1,298,485
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	1,486,344
Total Communications		5,887,957

Consumer, Cyclical - 11.7%

Wal-Mart Stores, 6.875%, due August 10, 2009	1,000,000	1,006,098

Dayton Hudson, 8.600%, due January 15, 2012	100,000	112,341
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	1,027,448
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,289,335
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,082,590
Total Consumer, Cyclical		4,517,812

Consumer, Non-cyclical - 9.0%

Clorox Company, 6.125%, due February 1, 2011	1,000,000	1,042,795
Yum! Brands Inc., 8.875%, due April 15, 2011	1,000,000	1,091,588
Coca Cola Enterprises, 8.500%, due February 1, 2012	700,000	798,720
McDonald's Corp., 5.300%, due March 15, 2017	500,000	524,568
Total Consumer, Non-cyclical		3,457,671

Energy - 11.3%
Smith International Inc., 6.750%, due February 15, 2011	500,000	514,704

Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,296,904
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,052,289

Transocean Sedco Forex Inc., 7.375%, due April 15, 2018	1,350,000	1,492,738
Total Energy		4,356,635

Financial - 5.4%

Bear Stearns, 7.625%, due December 7, 2009	1,000,000	1,025,326
John Deere Capital Corp., 3.500%, due October 15, 2010	500,000	500,141
Boeing Capital Corp., 6.500%, due February 15, 2012	500,000	548,649
Total Financial		2,074,116

Industrial - 9.6%
CSX Corp., 6.750%, due March 15, 2011	450,000	472,391
CSX Corp., 5.500%, due August 1, 2013	964,000	981,157
TYCO Intl Group, 6.000%, due November 15, 2013	1,245,000	1,265,938

Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,005,494
Total Industrial		3,724,980

Technology - 7.8%
Xerox Corporation, 5.500%, due May 15, 2012	2,000,000	1,994,526
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,017,015
Total Technology		3,011,541

Utilities - 11.3%

American Electric Power, 5.375%, due March 15, 2010	1,475,000	1,508,763
Dominion Resources Inc., 5.000%, due March 15, 2013	1,000,000	1,023,324
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	607,442
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,209,066
Total Utilities		4,348,595

Total U.S. Corporate Obligations (cost $32,221,454)		32,960,515

Common Stock - 1.4%
Chemicals-Specialty - less than 1%
Terra Nitrogen Company LP	100	10,078

Computer Software & Services - 0.2%
Microsoft Corp.	3,640	86,523

Drug Industry - less than 1%
Sanofi-Aventis-ADR	600	17,694

Electric Utility - 0.3%
Consolidated Edison Inc.	600	22,452
Duke Energy Corp.	700	10,213
NSTAR	600	19,266
Progress Energy Inc.	600	22,698
Scana Corp.	700	22,729
Southern Company	600	18,696
Total Electric Utility		116,054

Exchange Traded Funds - 0.1%
iShares Investment Grade Corp. Bonds	200	20,056
SPDR Gold Trust	250	22,795
Total Exchange Traded Funds		42,851

Food Processing - less than 1%
Unilever PLC	800	18,800

Natural Gas (Diversified) - less than 1%
ONEOK Inc.	600	17,694

Oil/Gas Distribution - 0.3%
Buckeye Partners LP	500	21,415
Energy Transfer Partners LP	600	24,294
Kinder Morgan Energy Partners	500	25,560
Plains All American Pipeline	400	17,020
Suburban Propane Partners LP	400	16,868
Total Oil/Gas Distribution		105,157

Petroleum Industry - less than 1%
Royal Dutch Shell PLC	930	20,076

Real Estate Investment Trust - 0.1%
AvalonBay Communities, Inc.	400	22,376

Telecommunication Services - 0.2%
AT&T	800	19,872
CenturyTel Inc.	800	24,560
Verizon Communications	800	24,584
Total Telecommunication Services		69,016

Total Common Stock (cost $467,392)		526,319

Total Investments in Securities (identified cost $32,692,381)		$33,486,834

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

For six months ended June 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$900,588
Dividends	18,264

Total investment income	918,852

EXPENSES
Salaries and benefits	144,026
Directors' compensation and expenses	133,237
Legal and accounting	35,714
Custodian	8,783
Insurance expense	35,171
Office and equipment leases	33,256
General and administrative	54,508

Total expenses	444,695

Net investment income	474,157

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net increase in unrealized appreciation on investments (Note 4)	2,551,008

Total realized and unrealized gain on investments	2,551,008

NET OPERATING INCOME	3,025,165
OTHER INCOME	118,299

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,143,464

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For six months ended June 30, 2009 (unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$474,157
Net increase in unrealized appreciation on investments	2,551,008
Other income	118,299

Net increase in net assets resulting from operations	3,143,464

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	(300,000)

Total increase in net assets	2,843,464
NET ASSETS
Beginning of year	35,687,470

Six months ended	$38,530,934

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO THE FINANCIAL STATEMENTS

Forthe six months ended June 30, 2009 (unaudited)

Note 1. SEC Compliance
The following information discussed in Notes 1 and 3 are required to be conveyed to shareholders pursuant to Section 30 of the Investment Act of 1940.
Board fees: $28,600
Officers' compensation: $110,691

Note 2. Financial Accounting Standards No.157
The Company adopted the provisions of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data from sources independent of the Company. Unobservable inputs reflect the Company’s own assumption about the assumptions that market participants would use in pricing the asset or liability developed on the best information available in the circumstance. The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining fair value of investments

The following table summarizes the valuation of the Company’s investments by the above fair value hierarchy levels as of June 30, 2009.

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2009

ASSETS
Common Stock	$506,243	$-	$-	$506,243
U.S. Corporate Obligations	-	32,960,515	-	32,960,515
Real Estate	-	-	3,588,815	3,588,815

	$506,243	$32,960,515	$3,588,815	$37,055,573

Note 3. Purchases and Sales of Securities
Purchases and sales of securities for the six months ended June 30, 2009 totaled $23,880,025 and $0 respectively.

Note 4. Unrealized Gain on Investments
Unrealized gain/loss is an accounting adjustment and does not enter into the calculation of dividend payments. The $2,551,008 unrealized gain is directly related to a drop in corporate bond interest rates over the past six months ended June 30, 2009.

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 21, 2009